Exhibit 99.1

                              LETTER OF TRANSMITTAL

                                Offer to Exchange
                             any and all outstanding
                     6.50% Senior Notes due March 15, 2014,
           which are not registered under the Securities Act of 1933, for any and all outstanding
                     6.50% Senior Notes due March 15, 2014,
          which have been registered under the Securities Act of 1933, of
                                  NYMAGIC, INC.

                    PURSUANT TO THE PROSPECTUS DATED                 , 2004.

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   THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON         ,
  2004, UNLESS EXTENDED (THE "EXPIRATION DATE"). ORIGINAL NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY
                         TIME, ON THE EXPIRATION DATE.
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                  The Exchange Agent for the Exchange Offer is:

                            Wilmington Trust Company

                  By Mail, Overnight Courier or Hand Delivery:

                            Wilmington Trust Company
                            1100 North Market Street
                            Wilmington, DE 19890-1615
                        Reference: NYMAGIC, INC. Exchange

                                  By Facsimile:

                                 (302) 636-4145
                        Reference: NYMAGIC, INC. Exchange

                              Confirm by Telephone:
                                 (302) 636-6470
                        Reference: NYMAGIC, INC. Exchange

                   To confirm by telephone or for information:

                                 (302) 636-6470
                        Reference: NYMAGIC, INC. Exchange

               Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus. As used herein, the term "Holder" means a holder of Original Notes, including any participant ("DTC Participant") in the book-entry transfer facility system of The Depository Trust Company ("DTC") whose name appears on a security position listing as the owner of the Original Notes. As used herein, the term "Certificates" means physical certificates representing Original Notes.

               To participate in the Exchange Offer (as defined below), Holders must tender by (a) book-entry transfer pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Exchange Offer Procedures," or (b) forwarding Certificates herewith. Holders who are DTC Participants tendering by book-entry transfer must execute the tender through the Automated Tender Offer Program ("ATOP") of DTC. A Holder using ATOP should transmit its acceptance to
DTC on or before            , 2004 (the "Expiration Date"). DTC will verify the
Holder's acceptance, execute a book-entry transfer of the tendered Original Notes into the Exchange Agent's account at DTC and then send to the Exchange Agent confirmation of the book-entry transfer (a "Book-Entry Confirmation"), including an agent's message ("Agent's Message") confirming that DTC has received an express acknowledgment from such Holder that such Holder has received and agrees to be bound by this Letter of Transmittal and that we may enforce this Letter of Transmittal against such Holder. The Book-Entry Confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent.

               If the tender is not made through ATOP, Certificates, as well as this Letter of Transmittal (or facsimile of this letter), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth in this letter on or before the Expiration Date in order for the tender to be effective.

               Holders of Original Notes who cannot complete the procedures for delivery by book-entry transfer of the Original Notes on a timely basis or who cannot deliver their Certificates for the Original Notes and all other required documents to the Exchange Agent on or before the Expiration Date, must, in order to participate in the Exchange Offer, tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures."

               The method of delivery of the Book-Entry Confirmation or Certificates, this Letter of Transmittal, and all other required documents is at the option and sole risk of the tendering Holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

               DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE OR OTHERWISE THAN AS PROVIDED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

               This Letter of Transmittal is to be completed by holders of Original Notes (as defined below) either if Original Notes are to be forwarded herewith or if tenders of Original Notes are to be made by book-entry transfer to an account maintained by Wilmington Trust Company (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer -- Exchange Offer Procedures" in the Prospectus.

               Holders of Original Notes (i) whose certificates (the "Certificates") for such Original Notes are not immediately available or (ii) who cannot deliver their Original Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer prior to 5:00 p.m., New York City time, on the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus.

               SEE INSTRUCTION 1. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS COMPLETE THIS BOX:

--------------------------------------------------------------------------------
                             DESCRIPTION OF ORIGINAL NOTES TENDERED
--------------------------------------------------------------------------------
     If Blank, please print Name and               Original Notes Tendered
       Address of Registered Holder            (Attach Additional List of Notes)
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                                                                    Principal
                                                                    Amount of
                                                                     Original
                                                    Principal         Notes
                                                      Amount         Tendered
                                   Certificate     of Original       (If Less
                                    Number(s)*        Notes        Than All)**
                                  ------------- --------------- ---------------
                                  ------------- --------------- ---------------
                                  ------------- --------------- ---------------
                                  ------------- --------------- ---------------
                                  ------------- --------------- ---------------
                                  ------------- --------------- ---------------
                                  ------------- --------------- ---------------
                                  Total Amount Tendered:
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   * Need not be completed by book-entry holders.

  ** Original Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof. Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original Notes held by such holder indicated in the corresponding column to the left of this column.
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BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY:
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  /_/  CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY
       TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution:
                                     ------------------------------------------

       DTC Account No.                         Transaction Code No.
                      ---------------------                        ------------

  /_/ CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

       Name(s) of Registered Holder(s):
                                       ----------------------------------------

       Window Ticket Number (if any):
                                      -----------------------------------------

       Date of Execution of Notice of Guaranteed Delivery:
                                                          ---------------------

       Name of Institution which Guaranteed Delivery:
                                                      -------------------------

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                                       4

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

-------------------------------------------------------------------------------

       Name of Tendering Institution:

       DTC Account No.                          Transaction Code No.
                      ---------------------                         ------------

   /_/ CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ORIGINAL
       NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

   /_/ CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL NOTES FOR
       ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

       Name:
            --------------------------------------------------------------------

       Address:
               -----------------------------------------------------------------

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                                       5

Ladies and Gentlemen:

               The undersigned hereby tenders to NYMAGIC, INC., a New York corporation (the "Issuer"), the above described aggregate principal amount of the Issuer's 6.50% Senior Notes due March 15, 2014, which are not registered under the Securities Act of 1933 (the "Original Notes"), in exchange for a like aggregate principal amount of the Issuer's 6.50% Senior Notes due March 15, 2014, which have been registered under the Securities Act of 1933 (the "New Notes"), upon the terms and subject to the conditions set forth in the
Prospectus, dated            , 2004 (as the same may be amended or supplemented
from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

               Subject to and effective upon the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby tenders, exchanges, sells, assigns and transfers to or upon the order of the Issuer all right, title and interest in and to such Original Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Issuer in connection with the Exchange Offer) with respect to the tendered Original Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Original Notes to the Issuer together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Original Notes, (ii) present Certificates for such Original Notes for transfer, and to transfer the Original Notes on the books of the Issuer and (iii) receive for the account of the Issuer all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer.

               THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE ORIGINAL NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE ISSUER WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE ORIGINAL NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE ISSUER OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND

TRANSFER OF THE ORIGINAL NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT, DATED AS OF MARCH 11, 2004 (THE "REGISTRATION RIGHTS AGREEMENT"), AMONG THE ISSUER AND THE INITIAL PURCHASERS NAMED THEREIN, FOR THE BENEFIT OF THE INITIAL PURCHASERS AND THE HOLDERS OF THE ORIGINAL NOTES. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

               The name(s) and address(es) of the registered holder(s) of the Original Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Original Notes or, in the case of book-entry securities, on the relevant securities position listing. The Certificate number(s) and the Original Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

               If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Original Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Original Notes will be returned (or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

               The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described in "The Exchange Offer -- Exchange Offer Procedures" in the Prospectus and in the instructions hereto will, upon the Issuer's acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Issuer may not be required to accept for exchange any of the Original Notes tendered hereby.

               Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Notes, that such New Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Original Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver New Notes to the undersigned at the address shown below the undersigned's signature.

               By tendering Original Notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that (i) any New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of its business, (ii) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act of 1933) of New Notes to be received in the Exchange Offer in violation of the provisions of the Securities Act of 1933, (iii) the undersigned is not an "affiliate" (as defined in Rule 405 under the Securities Act of 1933) of the Issuer or any of its subsidiaries, or, if the undersigned is an affiliate, the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act of 1933 to the extent applicable,
(iv) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act of 1933) of such New Notes and (v) if the undersigned is a broker-dealer that received New Notes for its own account in the Exchange Offer, where such Original Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, such broker-dealer will deliver a Prospectus in connection with any resale of such New Notes (provided that, by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933). See "The Exchange Offer -- Terms of the Exchange Offer -- Purpose of the Exchange Offer," "The Exchange Offer -- Exchange Offer Procedures" and "Plan of Distribution" in the Prospectus.

               The Issuer has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of New Notes received in exchange for Original Notes, where such Original Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days of the Prospectus (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such New Notes have been disposed of by such Participating Broker-Dealer. However, a Participating Broker-Dealer who intends to use the Prospectus in connection with the resale of New Notes received in exchange for Original Notes pursuant to the Exchange Offer must notify the Issuer, or cause the Issuer to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided herein for that purpose or may be delivered to the Exchange Agent at one of the addresses set forth in the Prospectus under "The Exchange Offer -- Exchange Agent." In that regard, each Participating Broker-Dealer, by tendering such Original Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Issuer of the occurrence of (i) the request of the Securities and Exchange Commission for amendments or supplements to the Registration Statement or the Prospectus included therein, (ii) the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iii) the receipt by the Issuer or its legal counsel of any notification with respect to the suspension of the qualification of the New Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose or (iv) the happening of any event that requires the Issuer to make changes in the Registration Statement or the Prospectus in order that the Registration Statement or the Prospectus does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made), not misleading, such Participating Broker-Dealer shall suspend the use of such Prospectus, until the Issuer has promptly prepared and filed a post-effective amendment to the Registration Statement or a supplement to the related Prospectus and any other document required so that, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and has furnished an amended or supplemented Prospectus to the Participating Broker-Dealer or the Issuer has given notice that the sale of the New Notes may be resumed, as the case may be.

               If the Issuer gives such notice to suspend the sale of the New Notes, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of New Notes by the number of days in the period from and including the date of the giving of such notice to and including the date when the Issuer shall have made available to Participating Broker-Dealers copies of the supplemented or amended Prospectus necessary to resume resales of the New Notes or to and including the date on which the Issuer has given notice that the use of the applicable Prospectus may be resumed, as the case may be.

               Holders of New Notes on the relevant record date for the first interest payment date following the consummation of the exchange offer will receive interest accruing from March 11, 2004. Such interest will be paid with the first interest payment on the New Notes on September 15, 2004.

               All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

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                               HOLDER(S) SIGN HERE
                        (SEE INSTRUCTIONS 1, 2, 5 AND 6)
                   (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

        Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Original Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Issuer or the Trustee for the Original Notes to comply with the restrictions on transfer applicable to the Original Notes). If the signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

                           (SIGNATURE(S) OF HOLDER(S))

Signature(s):                              Dated:                        , 2004
             ------------------------            ------------------------

Name(s):
         ----------------------------------------------------------------------
                                 (Please Print)

Address:
         ----------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------
--------------------------------------------------------------------------------
              TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER(S)

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)

Authorized Signature:
                      ---------------------------------------------------------

Name:
      -------------------------------------------------------------------------
                                 (Please Print)

Date:                  , 2004
     ------------------

Capacity or Title:
                  --------------------------------------------------------------

Name of Firm:
              ------------------------------------------------------------------

Address:
          ----------------------------------------------------------------------
                                       (Include Zip Code)

Area Code and Telephone Number:
                                 -----------------------------------------------
--------------------------------------------------------------------------------

------------------------------------       ------------------------------------
     SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
     (See Instructions 1, 5 AND 6)             (See Instructions 1, 5 AND 6)

     To be  completed  ONLY  if the            To be  completed  ONLY  if the
New  Notes  are to be issued in the       New  Notes are to be  delivered  to
name  of  someone  other  than  the       someone  other than the  registered
registered  holder of the  Original       holder of the Original  Notes whose
Notes   whose    name(s)    name(s)       name (s)appear(s) above, or to such
appear(s) above:                          registered  holder(s) at an address
                                          other than that shown above.


Issue New Notes to:
                                          Mail New Notes to:
Name:
     -----------------------------
         (Please Print)                   Name:
                                               ------------------------------
                                                       (Please Print)
Address:
       ----------------------------       Address:
      -----------------------------               ---------------------------
          (Include Zip Code)                     ----------------------------
                                                      (Include Zip Code)

----------------------------------        -----------------------------------
 (Taxpayer Identification or Social       (Taxpayer Identification or Social
           Security No.)                             Security No.)
-----------------------------------       -----------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

               1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Exchange Offer Procedures" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Original Notes into the Exchange Agent's account at DTC, as well as a Letter of Transmittal (or manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Original Notes may be tendered in whole or in part in the principal amount of $1,000 and integral multiples thereof.

               Holders who wish to tender their Original Notes and (i) whose Certificate of such Original Notes are not immediately available or (ii) who cannot deliver their Original Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer prior to 5:00 p.m., New York City time, on the Expiration Date, must tender their Original Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Guarantor Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Issuer, must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date; and (iii) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Original Notes, in proper form for transfer, together with a Letter of Transmittal (or manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three business days after the Expiration Date, all as provided in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus.

               The Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail or transmitted by facsimile to the Exchange Agent, and must include a guarantee by an Eligible Guarantor Institution in the form set forth in such Notice. For Original Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. As used herein and in the Prospectus, "Eligible

Guarantor Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association.

               THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT OR HAND DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

               The Issuer will not accept any alternative, conditional or contingent tenders. Each tendering holder, by executing a Letter of Transmittal (or manually signed facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

               2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

                      (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on the relevant security position listing as the owner of the Original Notes) of Original Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

                      (ii) such Original Notes are tendered for the account of a firm that is an Eligible Guarantor Institution.

               In all other cases, an Eligible Guarantor Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

               3. Inadequate Space. If the space provided in the box captioned "Description of Original Notes" is inadequate, the Certificate number(s) and/or the aggregate principal amount of Original Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

               4. Partial Tenders and Withdrawal Rights. Tenders of Original Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all the Original Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Original Notes which are to be tendered in the box entitled

"Principal Amount of Original Notes Tendered (if less than all)." In such case, new Certificate(s) for the remainder of the Original Notes that were evidenced by your old Certificate(s) will only be sent to the holder of the Original Notes, or such other party as you identify in the box captioned "Special Delivery Instructions" promptly after the Expiration Date. All Original Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

               Except as otherwise provided herein, tenders of Original Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Original Notes to be withdrawn, the aggregate principal amount of Original Notes to be withdrawn, and (if Certificates for Original Notes have been tendered) the name of the registered holder of the Original Notes as set forth on the Certificate for the Original Notes, if different from that of the person who tendered such Original Notes. If Certificates for the Original Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Original Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Original Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Guarantor Institution, except in the case of Original Notes tendered for the account of an Eligible Guarantor Institution. If Original Notes have been tendered pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Exchange Offer Procedures," in the Prospectus, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Original Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Original Notes may not be rescinded. Original Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time prior to 5:00 p.m., New York City time, on the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer -- Exchange Offer Procedures."

               All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Issuer, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Issuer, any affiliates or assigns of the Issuer, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

               5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) or, in the case of book-entry securities, on the relevant security position listing) without alteration, enlargement or any change whatsoever.

               If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

               If any tendered Original Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or manually signed facsimiles thereof) as there are different registrations of Certificates.

               If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Issuer, in its sole discretion, of such persons' authority to so act.

               When this Letter of Transmittal is signed by the registered owner(s) of the Original Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Guarantor Institution.

               If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Original Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Issuer or the Trustee for the Original Notes may require in accordance with the restrictions on transfer applicable to the Original Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Guarantor Institution.

               6. Special Issuance and Delivery Instructions. If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Original Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

               7. Irregularities. The Issuer determines, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Notes, which determination shall be final and binding on all parties. The Issuer reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Issuer, be unlawful. The Issuer also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer -- Conditions" or any conditions or irregularity in any tender of Original Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Issuer, any affiliates or assigns of the Issuer, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

               8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at one of its addresses and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

               9. 28% Backup Withholding; Substitute Form W-9. Under U.S. Federal income tax law, a U.S. holder whose tendered Original Notes are accepted for exchange is required to provide the Exchange Agent with such U.S. holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the U.S. holder or other payee to a $50 penalty. In addition, payments to such U.S. holders or other payees with respect to Original Notes exchanged pursuant to the Exchange Offer may be subject to a 28% (in 2004) backup withholding.

               The box in Part 2 of the Substitute Form W-9 may be checked if the tendering U.S. holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the U.S. holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the U.S. holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the U.S. holder and no further amounts shall be retained or withheld from payments made to the U.S. holder thereafter. If, however, the U.S. holder has not provided the

Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 28% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

               The U.S. holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Original Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Original Notes. If the Original Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

               Certain U.S. holders (including, (1) an organization exempt from tax under Section 501(a), any IRA, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2); (2) the United States or any of its agencies or instrumentalities; (3) a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities; (4) a foreign government or any of its political subdivisions, agencies or instrumentalities; (5) an international organization or any of its agencies or instrumentalities; (6) a corporation; (7) a foreign central bank of issue; (8) a dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.; (9) a futures commission merchant registered with the Commodity Futures Trading Commission; (10) a REIT; (11) an entity registered at all times during the tax year under the Investment Company Act of 1940; (12) a common trust fund operated by a bank under Section 584(a); (13) a financial institution; (14) a middleman known in the investment community as a nominee or custodian; or (15) a trust exempt from tax under Section 664 or described in
Section 4947) may not be subject to these backup withholding and reporting requirements. Such U.S. holders should nevertheless complete the attached Substitute Form W-9 below, and check the box "Exempt from backup withholding" provided on Substitute Form W-9, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8 BEN, signed under penalties of perjury, attesting to that U.S. holder's exempt status.

               Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

               10. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Original Notes has been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

               11. Security Transfer Taxes. Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

               IMPORTANT: THIS LETTER OF TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  TO BE COMPLETED BY ALL TENDERING NOTEHOLDERS
                               (SEE INSTRUCTION 9)

---------------------------------------------------------------------------------------------------
                              PAYERS NAME: Wilmington Trust Company
Name:
---------------------------------------------------------------------------------------------------
Business name, if different from above:
---------------------------------------------------------------------------------------------------
Check appropriate box:  |_| Individual/   |_| Corporation   |_| Partnership  |_| Other  |_| Exempt from
                            sole                                                            backup withholding
                            proprietor

---------------------------------------------------------------------------------------------------
Address (number, street and apt. or suite no.):
---------------------------------------------------------------------------------------------------
City, state and ZIP code:
---------------------------------------------------------------------------------------------------
List account number(s) here (optional):
---------------------------------------------------------------------------------------------------
SUBSTITUTE                 PART 1 --  PLEASE  PROVIDE  YOUR  TIN IN THE      Social Security Number
                           BOX AT RIGHT AND  CERTIFY  BY  SIGNING  AND               OR
Form W-9                   DATING BELOW                                 Employer Identification Number


Department of the
Treasury,
Internal Revenue Service


Payer's Request for        ------------------------------------------------------------------------
Taxpayer                   CERTIFICATE - UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
Identification Number      (1)   the number on this form is my correct  Taxpayer  Identification
("TIN") and Certification        Number (or that I am waiting for a number to be issued to me).
                           (2)   I am  not  subject  to  backup  withholding  because:  (a) I am exempt from backup withholding, (b) I have not
                                 been notified by the Internal Revenue Service (the
                                 "IRS") that I am subject to backup withholding as
                                 a result of a failure to report all interest or
                                 dividends, or (c) the IRS has notified me that I
                                 am no longer subject to withholding.
                           (3)   I am a U.S. person (including a U.S. resident alien).

                          CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE
                          BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING
                          BECAUSE OF UNDER-REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN. HOWEVER,
                          IF AFTER BEING NOTIFIED BY THE IRS THAT YOU WERE SUBJECT TO BACKUP WITHHOLDING,
                          YOU RECEIVED ANOTHER NOTIFICATION FROM THE IRS THAT YOU ARE NO LONGER SUBJECT
                          TO BACKUP WITHHOLDING, DO NOT CROSS OUT ITEM (2).
                          -----------------------------------------------------------------------
                          SIGNATURE                  DATE              PART 2 -- AWAITING TIN
                                   ----------------
                          -----------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 28% (in 2004) OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

-------------------------------------------------------------------------------

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 28% of all payments made to me on account of the New Notes shall be retained until I provide a Taxpayer Identification Number to the Exchange Agent and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 28% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number:

Signature                                             Date                , 2004
         ------------------------------------------        ----------------

-------------------------------------------------------------------------------